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                                                                    EXHIBIT 99.2





              SERIES B 11 3/4% SENIOR SUBORDINATED NOTES DUE 2005






                         SECOND SUPPLEMENT TO INDENTURE

                         DATED AS OF NOVEMBER 22, 2000



                             HINES NURSERIES, INC.,
                                   AS ISSUER

                            HINES HORTICULTURE, INC.
                                      AND
                           SUN GRO HORTICULTURE INC.,
                                 AS GUARANTORS,

                        ENVIRO-SAFE LABORATORIES, INC.,
                            AS ADDITIONAL GUARANTOR,

                                      AND

                             THE BANK OF NEW YORK,
                                   AS TRUSTEE






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                         SECOND SUPPLEMENT TO INDENTURE

          This Second Supplement to Indenture is dated as of November 22, 2000 by and among Hines Nurseries, Inc., a California corporation formerly known as Hines Horticulture, Inc. (the "Company"), Hines Horticulture, Inc., a Delaware corporation that is the successor by merger to Hines Holdings, Inc. ("Parent"), Sun Gro Horticulture Inc., a Nevada corporation ("Sun Gro-U.S."), Enviro-Safe Laboratories, Inc., a Florida corporation ("Enviro-Safe" and together with Sun Gro-U.S. and Parent, the "Guarantors"), and The Bank of New York, a New York banking corporation (the "Successor Trustee"), as successor Trustee to IBJ Schroder Bank & Trust Company (the "Original Trustee") with respect to the Company's 11 3/4% Senior Subordinated Notes due 2005 and Series B 11 3/4% Senior Subordinated Notes due 2005 (the "Second Supplement"). Capitalized terms used but not otherwise defined in this Second Supplement shall have the meanings ascribed to such terms in the Indenture as amended and supplemented from time to time in accordance with its terms.

          WHEREAS, the Company, Parent, Sun Gro-U.S. and the Original Trustee entered into the Indenture, dated as October 19, 1995, as amended and supplemented by the First Supplement to Indenture, dated as of June 26, 1998 (as amended and supplemented, the "Indenture"); and

          WHEREAS, pursuant to Section 4.19 of the Indenture, Subsidiaries of the Company meeting certain qualifications described therein are required to execute and deliver to the Trustee a supplemental indenture that shall unconditionally guarantee all of the Company's obligations under the Notes and the Indenture.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE I
                              SUBSIDIARY GUARANTY

          Section 1.01 Guaranty. Enviro-Safe hereby unconditionally guarantees all of the Company's obligations under the Notes and the Indenture on the terms set forth in Article Eleven of the Indenture.

                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

          Section 2.01. Instruments to be Read Together. This Second Supplement is an indenture supplement to and in implementation of the Indenture, and said Indenture and this Second Supplement shall henceforth be read together.

          Section 2.02. Confirmation. The Indenture, as amended and supplemented by this Second Supplement, is in all respects confirmed and preserved.


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          Section 2.03.  Counterparts.  This Second Supplement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

          Section 2.04. Effectiveness. This Second Supplement shall become effective immediately upon its execution in accordance with the provisions of Article Nine of the Indenture.

          Section 2.05. GOVERNING LAW. THIS SECOND SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF THE CONFLICTS OF LAWS RULES THEREOF.

          Section 2.06. Disclaimer of Trustee's Responsibility. In executing this Second Supplement, the Successor Trustee shall be entitled to all the privileged and immunities afforded to the Trustee under the terms and conditions of the Indenture.

                                   * * * * *


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   IN WITNESS WHEREOF, the parties hereto have caused this Second Supplement to
       Indenture to be duly executed as of the date first above written.

                              HINES NURSERIES, INC.


                              By:   /s/ Claudia M. Pieropan
                                    ------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer and Secretary


                              HINES HORTICULTURE, INC.


                              By:   /s/ Claudia M. Pieropan
                                    ------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer and Secretary


                              SUN GRO HORTICULTURE INC.


                              By:   /s/ Claudia M. Pieropan
                                    ------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer and Secretary


                              ENVIRO-SAFE LABORATORIES, INC.


                              By:   /s/ Claudia M. Pieropan
                                    ------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer and Secretary



                              THE BANK OF NEW YORK


                              By:    /s/ Van K. Brown
                                     -----------------------------------
                              Name:  Van K. Brown
                              Its:   Vice President